Exhibit 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



Each of the undersigned hereby certifies, in his/her capacity as an officer of Headway Corporate Resources, Inc. (the "Company"), pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

o the Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

o the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  August 14, 2002



/s/ Barry S. Roseman
----------------------------
President and Chief Operating Officer


/s/ Philicia G. Levinson
----------------------------
Senior Vice President, Chief Financial Officer